May 2, 2003

Supplement to Prospectus dated June 4, 2002

(Please keep with your current Prospectus)

         Permanent Portfolio Family of Funds, Inc. (“Fund”) is providing this supplement to furnish you with important information regarding recent actions taken by the Fund and its Board of Directors. This information is being supplied for your reference; you are not being asked to take any action — other than to make note of the new contact information that follows.

         As described in a definitive proxy statement dated March 28, 2003 (“Proxy Statement”), the Board of Directors of the Fund unanimously approved and submitted to the shareholders in each of the Fund’s Portfolios for their consideration and approval an investment advisory contract between the Fund and Pacific Heights Asset Management, LLC (“Pacific Heights”). The Proxy Statement was sent to shareholders of record as of February 14, 2003, and a special meeting of shareholders to vote on the new investment advisory contract, among other matters, was held on May 1, 2003. At the meeting, the shareholders in each of the Fund’s Portfolios approved the new investment advisory contract with Pacific Heights. Additional information regarding Pacific Heights, the terms of the transaction by which Pacific Heights acquired certain assets of World Money Managers (“World”) pertaining to the Fund, the new investment advisory contract and the Fund’s Board of Directors and officers is supplied below.

         In addition, the Fund has recently entered into agreements with a new transfer agent, U.S. Bancorp Fund Services, LLC (“US Bancorp”) and a new distributor, Quasar Distributors, LLC (“Quasar”), an affiliate of US Bancorp. From this time forward, in the event that you wish to inquire about your shareholder account or the processing of your purchases or redemptions, you should call (800) 341-8900, or write to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

         In the event that you have any questions or would like additional information, please feel free to contact the Fund’s Shareholder Services Office at (800) 531-5142 or (254) 527-3102, or by writing to Shareholder Services Office, P.O. Box 5847, Austin, Texas 78763.

The Change in Investment Advisory Contracts

Information Concerning Pacific Heights

         Pacific Heights is a limited liability company organized in October 2002 under the laws of the State of California and became registered as an investment adviser on January 3, 2003. Its address is 600 Montgomery Street, 27th Floor, San Francisco, California 94111. Pacific Heights’ manager and sole member is Michael J. Cuggino (who is also its President and Chief Executive Officer). Mr. Cuggino is a certified public accountant and has served as Treasurer of the Fund since 1993 and as a director since 1998. From 1991 to 2003, Mr. Cuggino served as a consultant to World, where he has assisted World’s general partners in the day-to-day administration of its activities, including furnishing the Fund with suggested investment planning and investment advice and making recommendations concerning the selection, purchase and sale of the Fund’s investments.

The Transaction Between Pacific Heights and World

         On November 18, 2002, World and Pacific Heights entered into an Asset Purchase Agreement (“Purchase Agreement”), pursuant to which Pacific Heights agreed to acquire certain assets of World pertaining to the Fund (“Transaction”). A condition to the completion of the Transaction, which condition has been satisfied, was that the shareholders in each of the Fund’s Portfolios approve the new investment advisory contract with Pacific Heights, which became effective upon the closing of the Transaction (“New Contract”). The Transaction resulted in the termination of the investment advisory contract between World and the Fund (“Former Contract”).

Terms of the New Contract

         The New Contract is substantially similar to the Former Contract, except with respect to the elimination of the $1.50 monthly account maintenance fee charged to shareholders and an increase of 1/16th of 1% (.0625%) in the investment advisory fee. In addition, the calculation of the investment advisory fee under the New Contract differs from the Former Contract. In the aggregate and at the Fund’s current level of net assets, the investment advisory fees and other expenses of the Fund under the New Contract are expected to be substantially similar to those incurred under the Former Contract.

         The investment advisory fee payable to Pacific Heights under the New Contract is calculated separately for each Portfolio of the Fund, for each calendar year at the following annual rates of total average daily net assets, computed for each day of each such year on the basis of net assets as of the close of business on the next preceding “full business day,” as defined in the New Contract (“Advisory Fee”):

(a)	1 and 3/16ths of 1% (1.1875%) of the first $200 million of the Portfolio’s average daily net assets;
(b)	7/8ths of 1% (.8750%) of the next $200 million of the Portfolio’s average daily net assets;
(c)	13/16ths of 1% (.8125%) of the next $200 million of the Portfolio’s average daily net assets; and
(d)	3/4ths of 1% (.7500%) of all of the Portfolio’s average daily net assets in excess of $600 million.

         Under the Former Contract, the investment advisory fee paid by the Fund for each Portfolio was calculated in part on each respective Portfolio’s net assets and in part on the net assets of the Fund as a whole (“Aggregation Method”). Under the New Contract, the Advisory Fee paid by the Fund for each Portfolio is calculated solely on each respective Portfolio’s net assets (“Disaggregation Method”). A change solely from the Aggregation Method to the Disaggregation Method would have only a limited effect on the investment advisory fees paid by the Fund. If, however, the net assets of the Fund remain above $200 million, the Disaggregation Method would likely result in a higher investment advisory fee being paid by the Fund than the Fund would have paid under the Aggregation Method. Such an increase in net assets, however, could be beneficial to the shareholders of the Fund or its Portfolios by spreading the Fund’s or Portfolio’s operating expenses over a larger net asset base, thereby partially offsetting, to an indeterminable extent, any increase in the Advisory Fee caused by the change in method of calculation.

         Additional information regarding the New Contract is available in the Proxy Statement, copies of which are available from the Shareholder Services Office.

The Fund’s Board of Directors and Officers

         In addition to the approval of the New Contract at the special meeting, the Fund’s shareholders elected David P. Bergland, Hugh A. Butler, Mr. Cuggino and Mark Tier to serve as directors of the Fund. Messrs. Bergland, Butler, Cuggino and Tier have served as directors of the Fund since 1992, 1996, 1998 and 1986, respectively. Subsequent to the approval of the New Contract, the Board of Directors appointed Mr. Cuggino to serve as President and Treasurer of the Fund. Robert B. Martin, Jr. will continue to serve as Secretary of the Fund.

The Fund’s Transfer Agent

         The Fund has recently retained US Bancorp to serve as its transfer agent. The Fund’s Board of Directors and management believe that US Bancorp is well qualified to provide shareholders with services that are timely, accurate and efficient. You may contact US Bancorp directly to inquire about your shareholder account or about the processing (and attendant instructions) of your purchase and redemption requests by calling (800) 341-8900, or by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

         You may also obtain information regarding your shareholder account by contacting the Fund’s Shareholder Services Office at (800) 531-5142 or (254) 527-3102, or by writing to Shareholder Services Office, P.O. Box 5847, Austin, Texas 78763.

The Fund’s Distributor

         Quasar, an affiliate of US Bancorp, is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Shares in each of the Fund’s Portfolios are offered for purchase or sale through Quasar or through the Fund directly.